Exhibit 10.2

GUARANTEE AGREEMENT

dated and effective as of

December 4, 2006

among

MOMENTIVE PERFORMANCE MATERIALS HOLDINGS INC.,

MOMENTIVE PERFORMANCE MATERIALS INC.

MOMENTIVE PERFORMANCE MATERIALS USA INC.,

BLITZ 06-103 GMBH,

each of the Subsidiary Loan Parties identified herein,

and

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

ii

GUARANTEE AGREEMENT dated and effective as of December 4, 2006 (this “Agreement”), among MOMENTIVE PERFORMANCE MATERIALS HOLDINGS INC., a Delaware corporation (“Holdings”), MOMENTIVE PERFORMANCE MATERIALS INC., a Delaware corporation (“Intermediate Holdings”), MOMENTIVE PERFORMANCE MATERIALS USA INC., a Delaware corporation (the “U.S. Borrower”), BLITZ 06-103 GMBH, a company organized under the laws of Germany (the “German Borrower” and together with the U.S. Borrower, the “Borrowers”), each Subsidiary of Intermediate Holdings identified herein as a party and JPMORGAN CHASE BANK, N.A. (“JPMorgan”), as administrative agent and collateral agent (in such capacities, the “Administrative Agent”) for the Secured Parties (as defined below).

PRELIMINARY STATEMENT

Reference is made to the Credit Agreement dated as of December 4, 2006 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among Holdings, Intermediate Holdings, the Borrowers, the Lenders party thereto from time to time, JPMorgan, as administrative agent and collateral agent for the Lenders, and General Electric Capital Corporation and UBS Loan Finance LLC, as co-syndication agents.

The Lenders and the Issuing Banks have agreed to extend credit to the Borrowers subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders and the Issuing Banks to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. The Subsidiary Loan Parties are affiliates of the Borrowers, will derive substantial benefits from the extension of credit to the Borrowers pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders and the Issuing Banks to extend such credit.

Now therefore, in consideration of the mutual covenants and agreements of the parties and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Credit Agreement. (a) Capitalized terms used in this Agreement and not otherwise defined herein have the respective meanings assigned thereto in the Credit Agreement.

(b) The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement.

SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Additional Secured Party” means any Affiliate of a Lender, any Affiliate of the Administrative Agent or any other financial institution reasonably acceptable to the Administrative Agent, in each case that is a provider of Cash Management Services or the Overdraft Line and to which any obligation referred to in clause (c) or (d) of the definition of the term “Obligations” is owed.

“Borrowers” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Canadian Guarantor” means any of the Guarantors designated as such on Schedule I and any party entering into this Agreement as a Guarantor after the date hereof that is incorporated in and existing in Canada or any political subdivision thereof.

“Cash Management Services” means any cash management services (including, but not limited to, intraday, ACH and purchasing card/T&E services) that are (i) in effect on the Closing Date with a counterparty that is a Lender or the Administrative Agent or an Affiliate of a Lender or the Administrative Agent as of the Closing Date or (ii) entered into after the Closing Date with any counterparty that is a Lender or the Administrative Agent or an Affiliate of a Lender or the Administrative Agent at the time such services are entered into.

“Collateral” means, collectively, the Collateral defined in each of the Collateral Agreements.

“Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Dutch Guarantor” means any party entering into this Agreement as a Guarantor after the date hereof that is incorporated in and existing in the Netherlands.

“Foreign Guarantor” means any Guarantor that is incorporated or organized under the laws of any jurisdiction other than the United States of America, any State thereof or the District of Columbia.

“German Guarantors” means the Guarantors designated as such on Schedule I and any party entering into this Agreement as a Guarantor after the date hereof that is incorporated in and existing in Germany.

“Guaranteed Obligations” means:

(i) in the case of the German Borrower, the Obligations of the Foreign Subsidiaries in respect of Guaranteed Swap Agreements, Cash Management Services and the Overdraft Line;

(ii) in the case of the Foreign Guarantors (other than the German Borrower), (A) the Obligations of the German Borrower and (B) the Obligations of the Foreign Subsidiaries in respect of Guaranteed Swap Agreements, Cash Management Services and the Overdraft Line;

(iii) in the case of the U.S. Borrower, (A) the Obligations of the German Borrower and (B) the Obligations of the other Loan Parties and the other Subsidiaries in respect of Guaranteed Swap Agreements, Cash Management Services and the Overdraft Line; and

(iv) in the case of the US Guarantors (other than the U.S. Borrower), (A) the Obligations of the Borrowers and (B) the Obligations of the Loan Parties and the other Subsidiaries in respect of Guaranteed Swap Agreements, Cash Management Services and the Overdraft Line.

“Guarantors” means Holdings, Intermediate Holdings, the Borrowers and each of the Subsidiary Loan Parties set forth on Schedule I and any additional Subsidiary Loan Party that becomes a party hereto pursuant to Section 4.14.

“Loan Document Obligations” means (a) the due and punctual payment by each of the Borrowers of (i) the unpaid principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans made to the Borrowers, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by any of the Borrowers under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) and obligations to provide cash collateral and (iii) all other monetary obligations of the Borrowers to any of the Secured Parties under the Credit Agreement and each of the other Loan Documents, including obligations to pay fees, expenses and reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding)

and (b) the due and punctual payment of all the obligations of each other Loan Party under or pursuant to this Agreement and each of the other Loan Documents.

“Obligations” means (a) the Loan Document Obligations, (b) the due and punctual payment of all obligations of each Loan Party and each other Subsidiary under each Guaranteed Swap Agreement, (c) the due and punctual payment of all obligations of each Loan Party and each other Subsidiary under any Cash Management Services and (d) the due and punctual payment of all obligations in respect of the Overdraft Line most recently identified in writing by Intermediate Holdings to the Administrative Agent; provided that in no event shall the holders of any obligations under the Overdraft Line have the right to receive proceeds in respect of a claim in excess of $25.0 million in the aggregate (plus (A) any accrued and unpaid interest in respect of Indebtedness incurred by Intermediate Holdings or any Subsidiary under the Overdraft Line and (B) any accrued and unpaid fees and expenses owing by Intermediate Holdings or any Subsidiary under the Overdraft Line).

“Secured Parties” means (a) the Lenders ,the Administrative Agent and the Additional Secured Parties, (b) each Issuing Bank, (c) each counterparty to any Guaranteed Swap Agreement, the obligations under which constitute Obligations, (d) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document and (e) the successors and permitted assigns of each of the foregoing.

“Subsidiary Loan Party” means each Subsidiary set forth on Schedule I, and any Subsidiary that becomes a party hereto pursuant to Section 4.14.

“Supplement” has the meaning assigned to such term in Section 4.14.

“Swiss Guarantors” means the Guarantors designated as such on Schedule I and any party entering into this Agreement as a Guarantor after the date hereof that is incorporated in and existing in Switzerland.

“US Guarantors” means the Guarantors designated as such on Schedule I and any party entering into this Agreement as a Guarantor after the date hereof that is incorporated in and existing in the United States of America, any State thereof or the District of Columbia.

ARTICLE II

Guarantee

SECTION 2.01. Guarantee. Each Guarantor unconditionally and irrevocably guarantees, jointly with the other Guarantors and severally, to the Administrative Agent, for the ratable benefit of the Secured Parties, as a primary obligor and not merely as a surety, the due and punctual payment of its Guaranteed Obligations. Each Guarantor further agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any

Guaranteed Obligation. Each Guarantor waives presentment to, demand of payment from and protest to any Borrower or any other Loan Party of any of the Guaranteed Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

SECTION 2.02. Guarantee of Payment. Each Guarantor further agrees that its guarantee hereunder constitutes a guarantee of payment when due (whether at the stated maturity, by acceleration or otherwise) and not of collection, and waives any right to require that any resort be had by the Administrative Agent or any other Secured Party to any security held for the payment of the Guaranteed Obligations or to any balance of any deposit account or credit on the books of the Administrative Agent or any other Secured Party in favor of any Borrower or any other person.

SECTION 2.03. No Limitations, Etc. (a) Except for termination of a Guarantor’s obligations hereunder as expressly provided for in Section 4.13 and except for the limitations set forth in Section 2.07 or, with respect to any Subsidiary Loan Party that becomes a party hereto pursuant to Section 4.14 or otherwise, in any Supplement to this Agreement, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise (other than defense of payment or performance). Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder, to the fullest extent permitted by applicable law, shall not be discharged or impaired or otherwise affected by, and each Guarantor hereby waives any defense to the enforcement hereof by reason of:

(i) the failure of the Administrative Agent or any other Secured Party to assert any claim or demand or to exercise or enforce any right or remedy under the provisions of any Loan Document or otherwise;

(ii) any rescission, waiver, amendment or modification of, increase in the Guaranteed Obligations with respect to, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Agreement;

(iii) the failure to perfect any security interest in, or the exchange, substitution, release or any impairment of, any security held by the Administrative Agent or any other Secured Party for the Guaranteed Obligations;

(iv) any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations;

(v) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the payment in full in cash or immediately available funds of all the Guaranteed Obligations);

(vi) any illegality, lack of validity or enforceability of any Guaranteed Obligation;

(vii) any change in the corporate existence, structure or ownership of any Loan Party, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting a Loan Party or its assets or any resulting release or discharge of any Guaranteed Obligation;

(viii) the existence of any claim, set-off or other rights that the Guarantor may have at any time against any Borrower, the Administrative Agent, or any other corporation or person, whether in connection herewith or any unrelated transactions, provided that nothing herein will prevent the assertion of any such claim by separate suit or compulsory counterclaim;

(ix) any action permitted or authorized hereunder; or

(x) any other circumstance (including without limitation, any statute of limitations) or any existence of or reliance on any representation by the Administrative Agent that might otherwise constitute a defense to, or a legal or equitable discharge of, any Borrower or the Guarantor or any other guarantor or surety.

Each Guarantor expressly authorizes the Secured Parties to take and hold security for the payment and performance of the Guaranteed Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Guaranteed Obligations, all without affecting the obligations of any Guarantor hereunder.

(b) To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of any other Loan Party or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any other Loan Party, other than the payment in full in cash or immediately available funds of all the Guaranteed Obligations (other than contingent or unliquidated obligations or liabilities). The Administrative Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with any other Loan Party or exercise any other right or remedy available to them against any other Loan Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations (other than contingent or unliquidated obligations or liabilities) have been paid in full in cash or immediately available funds. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against any other Loan Party, as the case may be, or any security.

SECTION 2.04. Reinstatement. Each Guarantor agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Guaranteed Obligation is rescinded or must otherwise be restored by the Administrative Agent or any other Secured Party upon the bankruptcy or reorganization of any Borrower or any other Loan Party or otherwise.

SECTION 2.05. Agreement To Pay; Contribution; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of any Borrower or any other Loan Party to pay any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent for distribution to the applicable Secured Parties in cash the amount of such unpaid Guaranteed Obligation. Each Guarantor hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Secured Party under this guarantee, such Guarantor will contribute, to the maximum extent permitted by law, such amounts to each other Guarantor so as to maximize the aggregate amount paid to the Secured Parties under or in respect of the Loan Documents. Upon payment by any Guarantor of any sums to the Administrative Agent as provided above, all rights of such Guarantor against the applicable Borrower or any other Guarantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article III.

SECTION 2.06. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the financial condition and assets of each of the Borrowers and each other Loan Party, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Administrative Agent or the other Secured Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

SECTION 2.07. Maximum Liability. (a) Each US Guarantor, and by its acceptance of this guarantee, the Administrative Agent and each Lender hereby confirms that it is the intention of all such Persons that this guarantee and the Guaranteed Obligations of each US Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of the U.S. Bankruptcy Code or any other federal, state or non-U.S. bankruptcy, insolvency, receivership or similar law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal, state or non-U.S. law to the extent applicable to this guarantee and the Guaranteed Obligations of each US Guarantor hereunder. To effectuate the foregoing intention, the Administrative Agent, the Lenders and the US Guarantors hereby irrevocably agree that the Obligations of each US Guarantor under this guarantee at any time shall be limited to the maximum amount as will result in the Guaranteed Obligations of such US Guarantor under this guarantee not constituting a fraudulent transfer or conveyance.

(b) In respect of any German Guarantor incorporated as a GmbH or GmbH & Co KG under the laws of the Federal Republic of Germany (the “Relevant German Guarantor”), the Administrative Agent agrees to enforce the guarantee provided hereunder (the “Guarantee”) in accordance with this clause (b) only.

(i) If and to the extent that the Guarantee secures obligations (A) which are owed by direct or indirect shareholders of the Relevant German Guarantor or Subsidiaries of such shareholders (with the exception of Subsidiaries which are also Subsidiaries of the Relevant German Guarantor) and provided that (B) such obligations do not correspond to funds that have been on-lent to, or otherwise been passed on to, or issued for the benefit of, the Relevant German Guarantor or any of its Subsidiaries the limitation as set out in clause (ii) below shall apply. In relation to any other Guaranteed Obligations, the Guarantee of the Relevant German Guarantor remains unlimited.

(ii) Subject to paragraph (i), the Administrative Agent agrees not to enforce any amount under the Guarantee which is higher than the Realisable Amount.

(iii) “Realisable Amount” shall mean an amount of the proceeds resulting from the enforcement of the Guarantee which may be applied towards the Guaranteed Obligations without having the effect of:

(A) reducing the Relevant German Guarantor’s net assets (Nettovermögen) (or, in case of a GmbH & Co. KG, the net assets of the general partner of the Relevant German Guarantor (the “Net Assets”) to an amount less than its stated share capital (Stammkapital); or

(B) if the Net Assets are already an amount less than the stated share capital of the Relevant German Guarantor causing such amount being further reduced,

and thereby affecting the assets required for the preservation of the stated share capital according to Sects. 30, 31 German Limited Liability Companies Act (GmbHG) (the “Capital Impairment”).

(iv) The value of the Relevant German Guarantor’s (or, in case of a GmbH & Co. KG, of its general partner’s) net assets shall be determined in accordance with the principles for ordinary bookkeeping and the preparation of balance sheets as they were consistently applied by the Relevant German Guarantor in preparing its unconsolidated balance sheets in the previous years and shall be calculated as an amount equal to the sum of the values of the Relevant Guarantor’s assets (consisting of all assets which correspond to the items set forth in section 266 sub-section (2) A, B and C of the German Commercial Code (Handelsgesetzbuch) less the aggregate amount of the German Guarantor’s liabilities (consisting of all liabilities and liability reserves which correspond to the items set forth in section 266 sub-section (3) B, C and D of the German Commercial Code). When determining the Relevant German Guarantor’s or its general partner’s net assets, the following shall apply:

(A) the amount of any increase of the stated share capital (Stammkapital) of the Relevant German Guarantor or its general partner after the date of this agreement, effected without the prior written consent of the Administrative Agent, shall be deducted from the Relevant German Guarantor’s or its general partner’s stated share capital (Stammkapital);

(B) loans provided to the Relevant German Guarantor which are subordinated according to a qualified subordination (qualifizierter Rankrücktritt) shall be disregarded; and

(C) loans and other liabilities incurred by the Relevant German Guarantor in wilful or grossly negligent violation of the provisions of any Loan Document shall be disregarded.

(v) Upon the written request of the Administrative Agent, the Relevant German Guarantor shall for the purposes of the determination of the Realisable Amount, dispose of all assets (other than real estate) at market value which are not necessary for the Relevant German Guarantor’s business (nicht betriebsnotwendig) and are shown in the balance sheet of the Relevant German Guarantor with a book value (Buchwert) which is significantly lower than the market value of such assets.

(vi) The limitations set out in paragraphs (i) and (ii) above shall only apply if and to the extent that:

(A) within ten (10) days following a notice of realisation of the Guarantee to the Relevant German Guarantor by the Administrative Agent (the “Relevant Date”), the managing director(s) on behalf of the Relevant German Guarantor has demonstrated in writing to the Administrative Agent (x) to what extent the Guarantee is an up-stream or cross-stream security and the secured Guaranteed Obligations do not correspond to funds that have been on-lent to, or otherwise passed on to, the Relevant German Guarantor or any of its Subsidiaries; and (y) that amount by which the proceeds from the enforcement would exceed the Realisable Amount; and such demonstration is supported by evidence satisfactory to the

Administrative Agent (the “Management Determination”) and the Administrative Agent has not contested this; or

(B) within thirty (30) days from the date the Administrative Agent has contested the Management Determination, the Administrative Agent is provided with a determination of the Realisable Amount as of the last day of the calendar month ending before the Relevant Date which is prepared by auditors of international standard and reputation (the “Auditor’s Determination”) appointed by the Relevant German Guarantor with the consent of the Administrative Agent. Absent manifest error, such determination shall be binding on all parties.

(vii) If the Guarantee were enforced without limitation because the Management Determination was not delivered within the relevant period of time or contested by the Administrative Agent, the Administrative Agent shall repay upon written demand by the Relevant German Guarantor to the Relevant German Guarantor any amount which is necessary according to the Auditor’s Determination to cure the Capital Impairment (calculated as of the date of the relevant demand) provided such demand for repayment is made to the Administrative Agent within 6 months (Ausschlussfrist) from the date the Guarantee has been enforced.

(viii) If the Relevant German Guarantor demonstrates that an enforcement of the Guarantee has, despite the fact that its liability is limited pursuant to paragraph (ii) above, the effect of the Relevant German Guarantor not being able to pay its debts as they fall due (Verlust der Zahlungsfähigkeit), then the payment obligation of that Relevant German Guarantor under this Guarantee shall be limited in such way that the Agent may only enforce the Guarantee up to such amount(s) and at such times (for instance in payment installments) that the Relevant German Guarantor is at all times left with the liquidity necessary to remain able to pay its debts as they fall due (zahlungsfähig) in order to ensure the continued existence of the Relevant German Guarantor (kein Existenzvernichtender Eingriff).

(ix) If the Relevant German Guarantor invokes a limitation of its liability pursuant to paragraph (viii), then the Relevant German Guarantor shall promptly realize any and all of its assets that are not necessary for the Relevant German Guarantor’s business (nicht betriebsnotwendig), to the extent necessary to satisfy the amounts demanded under this Guarantee.

(x) The limitation set out in this clause (b) does not affect the right of the Administrative Agent to claim against any outstanding amount at a later point in time if and to the extent that the limitation set out in this clause (b) would allow such claim at that later point.

(c) Any guarantee provided hereunder by any Dutch Guarantor shall be limited to the extent required so that such guarantee does not constitute a breach of the financial assistance prohibitions contained in Section 2:207c or 2:98c, as applicable, of the Dutch Civil Code (the “Prohibition”). For the avoidance of any doubt it is expressly acknowledged that the relevant Dutch Guarantors will continue to guarantee all such Guaranteed Obligations which, if included, do not constitute a violation of the Prohibition.

(d) The guarantee provided hereunder by the Swiss Guarantor shall be limited as follows:

(i) If and to the extent the Guaranteed Obligations are not the primary obligations of the Swiss Guarantor or the primary obligations of the direct or indirect subsidiaries of the Swiss Guarantor, but the obligations of direct or indirect parent companies and their respective direct or indirect subsidiaries of the Swiss Guarantor (except for the Swiss Guarantor itself and its direct and indirect subsidiaries), the guarantee provided hereunder by the Swiss Guarantor, and its respective payment obligations shall be limited to the amount permitted under Swiss corporate law and practice (prohibiting capital repayments or restricting profit distributions), and in particular the Swiss Guarantor shall (A) only be liable to the Administrative Agent, for the ratable benefit of the Secured Parties, to the extent and in the maximum amount of its profits available for the distribution of dividends (being the balance sheet profits and any reserves made on this behalf, all in accordance with Art. 675 par, 2 of the Swiss Code of Obligations, applicable to Swiss LLCs through Art. 805 of the Swiss code of Obligations) at any given time; (B) (1) deduct from any such payments Swiss Anticipatory Tax (withholding tax) at the rate of 35 percent (or such other rate as is in force from time to time) and subject to any applicable double taxation treaty; (2) pay such deduction to the Swiss Federal Tax Administration; and (3) give evidence to the Administrative Agent, for the ratable benefit of the Secured Parties, of such deduction; and (C) gross-up for such deduction (provided that the Lender has properly completed, executed and delivered any documentation, as may reasonably be requested by the Swiss Guarantor, that such Lender is legally entitled to complete, execute and deliver that would reduce or eliminate such deduction) and gross-up pursuant to Section 2.08 of this Agreement or Section 2.17 of the Credit Agreement to the extent that the gross amount payable does not exceed the maximum amount defined under (A) of this section.

(ii) If and to the extent (at the time a payment under or pursuant to this Agreement is due) required under Swiss corporate law (prohibiting capital repayments or restricting profit distributions), the Swiss Guarantor undertakes to promptly implement all such measures and/or promptly procure the fulfilment of all prerequisites allowing for the (requested) payment(s) to be promptly made from time to time, including the following:

(A) preparation of an up-to-date audited balance sheet of the Swiss Guarantor. The Swiss Guarantor undertakes to appoint its statutory auditor or to mandate an auditor satisfactory and acceptable to the Administrative Agent for the purpose of preparing and auditing such up-to-date balance sheet of the Swiss Guarantor;

(B) confirmation of the auditors of the Swiss Guarantor (specially elected for the purpose of preparing and auditing an up-to-date balance sheet of the Swiss Guarantor) that the amount to be distributed represents (the maximum of) freely distributable profit;

(C) approval by a partner(s)’ meeting of the Swiss Guarantor of the (resulting) profit distribution; and

(D) all such other measures necessary or useful to allow the Swiss Guarantor to make the respective payment referred to in this Agreement with a minimum of limitations, including the conversion of unnecessarily restricted reserves into distributable reserves and/or the reduction of the share capital of the Swiss Guarantor.

(iii) The parties hereto acknowledge that the Swiss Guarantor has entered into an assignment agreement and three inventory pledge agreements with the Administrative Agent, dated as of the date hereof (the “Swiss Assignment Agreement” and the “Swiss Pledge Agreements”), pursuant to which all the trade receivables, insurance claims and inter-company receivables of such Swiss Guarantor are assigned for security purposes to the Administrative Agent (for the ratable benefit of the Secured Parties), and all the inventory of such Swiss Guarantor is pledged for security purposes to the Administrative Agent (for the ratable benefit of the Secured Parties). The parties to this Agreement hereby acknowledge that the limitations applicable to the Swiss Guarantor set forth in Section 2.07 of this Agreement also apply, in addition to the obligations of the Swiss Guarantor under this Agreement, to the obligations of the Swiss Guarantor under the Swiss Assignment Agreement and the Swiss Pledge Agreements.

SECTION 2.08. Payment Free and Clear of Taxes. Any and all payments by or on account of any obligation of any Guarantor hereunder or under any other Loan Document shall be made free and clear of, and without deduction for, any Indemnified Taxes or Other Taxes on the same terms and to the same extent that payments by the Borrowers are required to be made pursuant to the terms of Section 2.17 of the Credit Agreement. The provisions of Section 2.17 of the Credit Agreement shall apply to each Guarantor mutatis mutandis.

SECTION 2.09. Additional Borrowers or Subsidiary Parties. The guarantee of any Subsidiary Party or Borrower that becomes a party hereto pursuant to Section 4.14 shall be subject to the limitations (if any) set forth in the applicable Supplement relating to such guarantee.

SECTION 2.10. No Foreign Guarantee of U.S. Obligations. Notwithstanding anything to the contrary contained herein (including in Article III below), no Foreign Guarantor shall, or shall be deemed to, provide a guarantee of any Obligations of any U.S. Borrower or any US Guarantor pursuant to the terms hereof.

ARTICLE III

Indemnity, Subrogation and Subordination

SECTION 3.01. Indemnity. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 3.03 hereof), each Borrower agrees that (a) in the event a payment shall be made by any Guarantor (including another Borrower, in its capacity as a Guarantor hereunder) under this Agreement in respect of any Guaranteed Obligation of such Borrower, such Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Guarantor shall be sold pursuant to a Security Document to satisfy in whole or in part a Guaranteed Obligation owed to any Secured Party by any Borrower, such Borrower shall indemnify such Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

SECTION 3.02. Contribution and Subrogation. Each Guarantor (a “Contributing Guarantor”) agrees (subject to Section 3.03 hereof) that, in the event a payment shall be made by any other Guarantor hereunder in respect of any Guaranteed Obligation, or assets of any other Guarantor shall be sold pursuant to any Security Document to satisfy any Guaranteed Obligation owed to any Secured Party and such other Guarantor (the “Claiming Guarantor”) shall not have been fully indemnified by the applicable Borrower as provided in Section 3.01 hereof, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as applicable, in each case multiplied by a fraction of which the numerator shall be the net worth of such Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 4.14 hereof, the date of the supplement hereto executed and delivered by such Guarantor). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 3.02 shall be subrogated to the rights of such Claiming Guarantor under Section 3.01 hereof to the extent of such payment.

SECTION 3.03. Subordination; Subrogation. (a) Subject to the limitations set forth in Section 2.07, to the extent permitted by law and to the extent to do so would not constitute unlawful financial assistance, each Guarantor hereby subordinates any and all debts, liabilities and other Obligations owed to such Guarantor by each other Loan Party (the “Subordinated Obligations”) to the Guaranteed Obligations to the extent and in the manner hereinafter set forth in this Section 3.03:

(i) Prohibited Payments, Etc. Each Guarantor may receive payments from any other Loan Party on account of the Subordinated Obligations. After the occurrence and during the continuance of any Event of Default, if requested by the Administrative Agent or required by the Required Lenders, no Guarantor shall demand, accept or take any action to collect any payment on account of the Subordinated Obligations until the Guaranteed Obligations have been paid in full in cash.

(ii) Prior Payment of Guaranteed Obligations. In any proceeding under the U.S. Bankruptcy Code or any other U.S. federal, U.S. state or non-U.S. bankruptcy, insolvency, receivership or similar law in any jurisdiction relating to any other Loan Party, each Guarantor agrees that the Secured Parties shall be entitled to receive payment in full in cash of all Guaranteed Obligations (including all interest and expenses accruing after the commencement of a proceeding under any U.S. Bankruptcy Code or any other U.S. federal, U.S. state or non-U.S. bankruptcy, insolvency, receivership or similar law in any jurisdiction, whether or not constituting an allowed claim in such proceeding (“Post-Petition Interest”)) before such Guarantor receives payment of any Subordinated Obligations.

(iii) Turn-Over. After the occurrence and during the continuance of any Event of Default, each Guarantor shall, if the Administrative Agent so requests, collect, enforce and receive payments on account of the Subordinated Obligations as trustee for (or, in any jurisdiction whose law does not include the concept of trusts, for the account of) the Secured Parties and deliver such payments to the Administrative Agent on account of the Guaranteed Obligations (including all Post-Petition Interest), together with any necessary endorsements or other instruments of transfer, but without reducing or affecting in any manner the liability of such Guarantor under the other provisions of this guarantee.

(iv) Administrative Agent Authorization. After the occurrence and during the continuance of any Event of Default, the Administrative Agent is authorized and empowered (but without any obligation to so do), in its discretion, (i) in the name of each Guarantor, to collect and enforce, and to submit claims in respect of, the Subordinated Obligations and to apply any amounts received thereon to the Guaranteed Obligations (including any and all Post-Petition Interest), and (ii) to require each Guarantor (A) to collect and enforce, and to submit claims in respect of, the Subordinated Obligations and (B) to pay any amounts received on such obligations to the Administrative Agent for application to the Guaranteed Obligations (including any and all Post-Petition Interest).

(b) Subject to the limitations set forth in Section 2.07, each Guarantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against any Borrower, any other Loan Party or any other insider guarantor that arise from the existence, payment, performance or enforcement of such Guarantor’s obligations under or in respect of the guarantee set forth in Article II or any other Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Secured Party against any Borrower, any other Loan Party or any other insider guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any Borrower, any other Loan Party or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under the guarantee set forth in Article II shall have been paid in full in cash, all Letters of Credit and all Swap Agreements secured hereunder shall have expired or been terminated or cash collateralized and the Commitments shall have expired or been terminated and each Guarantor agrees that it will not be entitled to bring any action, claim, suit or other proceeding in respect of any right it may have in respect of any payment on its Guarantee until such time. If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence at any time prior to the latest of (a) the payment in full in cash of the Guaranteed Obligations and all other amounts payable under the guarantee set forth in Article II and (b) the latest date of expiration, termination or cash collateralization of all Letters of Credit and all Swap Agreements secured hereunder, such amount shall be received and held in trust for the benefit of the Secured Parties, shall be segregated from other property and funds of such Guarantor and shall forthwith be paid or delivered to the Administrative Agent in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Guaranteed Obligations and all other amounts payable under the guarantee set forth in Article II, whether matured or unmatured, in accordance with the terms of the Loan Documents, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under such guarantee thereafter arising. If (i) any Guarantor shall make payment to any Secured Party of all or any part of the Guaranteed Obligations, (ii) all of the Guaranteed Obligations and all other amounts payable under the guarantee set forth in Article II shall have been paid in full in cash, (iii) the Revolving Facility Maturity Date, Term Facility Maturity Date and Synthetic L/C Maturity Date shall have occurred and (iv) all Letters of Credit and all Swap Agreements secured hereunder shall have expired, terminated, or shall have been cash collateralized, the Administrative Agent will, at such Guarantor’s request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment made by such Guarantor pursuant to such guarantee.

ARTICLE IV

Miscellaneous

SECTION 4.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Subsidiary Loan Party shall be given to it in care of Intermediate Holdings, with such notice to be given as provided in Section 9.01 of the Credit Agreement.

SECTION 4.02. Limitation By Law. All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Agreement invalid or unenforceable, in whole or in part, under the provisions of any applicable law.

SECTION 4.03. Binding Effect; Several Agreement. This Agreement shall become effective as to any party to this Agreement when a counterpart hereof executed on behalf of such party shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such party and the Administrative Agent and their respective permitted successors and assigns, and shall inure to the benefit of such party, the Administrative Agent and the other Secured Parties and their respective permitted successors and assigns, except that no party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each party and may be amended, modified, supplemented, waived or released with respect to any party without the approval of any other party and without affecting the obligations of any other party hereunder.

SECTION 4.04. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Guarantor or the Administrative Agent that are contained in this Agreement shall bind and inure to the benefit of their respective permitted successors and assigns; provided that no Guarantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.

SECTION 4.05. Administrative Agent’s Fees and Expenses; Indemnification. (a) The parties hereto agree that the Administrative Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 9.05 of the Credit Agreement.

(b) Without limitation of its indemnification obligations under the other Loan Documents, each Guarantor jointly and severally agrees to indemnify the Administrative Agent and the other Indemnitees (as defined in Section 9.05 of the Credit Agreement) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of, (i) the execution, delivery or performance of this Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto and thereto of their respective obligations thereunder or the consummation of the Transactions and other transactions contemplated hereby, (ii) the use of proceeds of the Loans or the use of any Letter of Credit or (iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

(c) Subject to the terms of the Collateral Agreements, any such amounts payable as provided hereunder shall be additional Guaranteed Obligations secured by the Collateral Agreements and the other Security Documents. The provisions of this Section 4.05 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Guaranteed Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent or any other Secured Party. Subject to the limitations set forth in Section 2.07, all amounts due under this Section 4.05 shall be payable on written demand therefor, accompanied by reasonable documentation with respect to any reimbursement, indemnification or other amount requested.

SECTION 4.06. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 4.07. Waivers; Amendment. (a) No failure or delay by the Administrative Agent, any Issuing Bank or any Lender in exercising any right, power or remedy hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy, or any abandonment or discontinuance of steps to enforce such a right, power or remedy, preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights, powers and remedies of the Administrative Agent, any Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights, powers or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph

(b) of this Section 4.07, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or the issuance of a Letter of Credit shall not be construed as a waiver of any Default or Event of Default, regardless of whether the Administrative Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default or Event of Default at the time. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.08 of the Credit Agreement.

SECTION 4.08. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4.08.

SECTION 4.09. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 4.10. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract, and shall become effective as provided in Section 4.03 hereof. Delivery of an executed counterpart to this Agreement by facsimile transmission or other electronic means shall be as effective as delivery of a manually signed original.

SECTION 4.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this

Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 4.12. Jurisdiction; Consent to Service of Process. (a) Each party to this Agreement hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Documents (unless expressly set forth in other Loan Documents), or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Guarantor, or its properties, in the courts of any jurisdiction.

(b) Each party to this Agreement hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

SECTION 4.13. Termination or Release. (a) This Agreement and the guarantees made herein shall terminate when all the Loan Document Obligations (other than contingent or unliquidated obligations or liabilities not then due) have been paid in full in cash or immediately available funds, the Lenders have no further commitment to lend under the Credit Agreement and the Revolving L/C Exposure and Synthetic L/C Exposure have each been reduced to zero (or cash-collateralized or supported by a back-to-back letters of credit in form and substance and from an issuing bank satisfactory to the Administrative Agent) and each Issuing Bank has no further obligations to issue Letters of Credit under the Credit Agreement.

(b) A Subsidiary Loan Party shall automatically be released from its guarantee and its obligations hereunder upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Subsidiary Loan Party ceases to be a Subsidiary of Intermediate Holdings or otherwise ceases to be a Guarantor; provided that the Required Lenders shall have consented to such transaction (to the extent such consent is required by the Credit Agreement) and the terms of such consent did not provide otherwise.

(c) In connection with any termination or release pursuant to paragraph (a) or (b) of this Section 4.13, the Administrative Agent shall execute and deliver to any Guarantor, at such Guarantor’s expense, all documents that such Guarantor shall reasonably request to evidence such termination or release; provided, that the Administrative Agent shall not be required to take any action under this Section 4.13(c) unless such Guarantor shall have delivered to the Administrative Agent together with such request, which may be incorporated into such request, a certificate of a Responsible Officer certifying that the transaction giving rise to such termination or release is permitted by the Credit Agreement and was consummated in compliance with the Loan Documents. Any execution and delivery of documents pursuant to this Section 4.13 shall be without recourse to or warranty by the Administrative Agent.

SECTION 4.14. Additional Subsidiaries. Upon execution and delivery by the Administrative Agent and any Subsidiary that is required to become a party hereto by Section 5.10 of the Credit Agreement of an instrument in the form of Exhibit I hereto (with such additions to such form as the Administrative Agent and Intermediate Holdings may reasonably agree in the case of any such Subsidiary) (a “Supplement”), such entity shall become a Subsidiary Loan Party hereunder with the same force and effect as if originally named as a Subsidiary Loan Party herein. The execution and delivery of any such instrument shall not require the consent of any other party to this Agreement. The rights and obligations of each party to this Agreement shall remain in full force and effect notwithstanding the addition of any new party to this Agreement.

SECTION 4.15. Parallel Debt.

(a) Subject to the limitations set forth in Section 2.07, each Guarantor hereby irrevocably and unconditionally undertakes to pay to the Administrative Agent amounts equal to any amounts owing from time to time by that Guarantor hereunder or under any other Loan Document (whether as Borrower or Guarantor) as and when those amounts are due.

(b) Each Guarantor and the Administrative Agent acknowledge that the obligations of each Guarantor under paragraph (a) above are several and are separate and independent from, and shall not in any way limit or affect, the corresponding obligations of that Guarantor hereunder or under any other Loan Document, (its “Corresponding Debt”) nor shall the amounts for which each Guarantor is liable under paragraph (a) above (its “Parallel Debt”) be limited or affected in any way by its Corresponding Debt provided that:

(i) the Parallel Debt of each Guarantor shall be decreased to the extent that its Corresponding Debt has been irrevocably paid or (in the case of guarantee obligations) discharged; and

(ii) the Corresponding Debt of each Guarantor shall be decreased to the extent that its Parallel Debt has been irrevocably paid or (in the case of guarantee obligations) discharged; and

(iii) the amount of the Parallel Debt of a Guarantor shall at all times be equal to the amount of its Corresponding Debt.

(c) For the purpose of this Section 4.15, the Administrative Agent acts in its own name and not as a trustee, and its claims in respect of the Parallel Debt shall not be held on trust. The Lien granted under the Loan Documents to the Administrative Agent to secure the Parallel Debt is granted to the Administrative Agent in its capacity as creditor of the Parallel Debt and shall not be held on trust.

(d) All moneys received or recovered by the Administrative Agent pursuant to this Section 4.15 and all amounts received or recovered by the Administrative Agent from or by the enforcement of any Lien granted to secure the Parallel Debt, shall be applied in accordance with Section 8.11 of the Credit Agreement.

(e) Without limiting or affecting the Administrative Agent’s rights against the Guarantors (whether under this Section 4.15 or under any other provision of the Loan Documents), each Guarantor acknowledges that:

(i) nothing in this Section 4.15 shall impose any obligation on the Administrative Agent to advance any sum to any Guarantor or otherwise under any Loan Document, except in its capacity as a Lender; and

(ii) for the purpose of any vote taken under any Loan Document, the Administrative Agent shall not be regarded as having any participation or commitment other than those which it has in its capacity as a Lender.

SECTION 4.16. Judgment Currency. (a) If, for the purpose of obtaining or enforcing judgment against the Canadian Guarantor in any court in any jurisdiction, it becomes necessary to convert into any other currency (such other currency being hereinafter in this Section referred to as the “Judgment Currency”) an amount due under this Agreement in any currency (the “Obligation Currency”) other than the Judgment Currency, the conversion shall be made at the rate of exchange prevailing on the Business Day immediately preceding the date of actual payment of the amount due, in the case of any proceeding in the courts of the Province of Ontario or in the courts of any other jurisdiction that will give effect to such conversion being made on such date, or the date on which the judgment is given, in the case of any proceeding in the courts of any other jurisdiction (the applicable date as of which such conversion is made pursuant to this Section being hereinafter referred to as the “Judgment Conversion Date”).

(b) If, in the case of any proceeding in the court of any jurisdiction referred to in Section (a) above, there is a change in the rate of exchange prevailing between the Judgment Conversion Date and the date of actual receipt for value of the amount due, the Canadian Guarantor shall pay such additional amount (if any, but in any event not a lesser amount) as may be necessary to ensure that the amount actually received in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of the Judgment Currency stipulated in the judgment or judicial order at the rate of exchange prevailing on the Judgment Conversion Date. Any amount due from the Canadian Guarantor under this Section shall be due as a separate debt and shall not be affected by judgment being obtained for any other amounts due under or in respect of any of the Loan Documents.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

MOMENTIVE PERFORMANCE MATERIALS HOLDINGS INC.,

by	/s/ Stan Parker
	Name:	Stan Parker
	Title:	President

MOMENTIVE PERFORMANCE MATERIALS INC.,

by	/s/ Stan Parker
	Name:	Stan Parker
	Title:	President

MOMENTIVE PERFORMANCE MATERIALS USA INC.,

by	/s/ Stan Parker
	Name:	Stan Parker
	Title:	President

MOMENTIVE PERFORMANCE MATERIALS WORLDWIDE INC.,

by	/s/ Stan Parker
	Name:	Stan Parker
	Title:	President

MOMENTIVE PERFORMANCE MATERIALS CHINA SPV INC.,

by	/s/ Stan Parker
	Name:	Stan Parker
	Title:	President

MOMENTIVE PERFORMANCE MATERIALS SOUTH AMERICA INC.,

by	/s/ Stan Parker
	Name:	Stan Parker
	Title:	President

GE SILICONES, LLC,

by	Momentive Performance Materials USA Inc., its sole member

/s/ Stan Parker
	Name:	Stan Parker
	Title:	President

GE QUARTZ, INC.,

by	/s/ Joseph P. Reyes
	Name:	Joseph P. Reyes
	Title:	Chief Financial Officer

BLITZ 06-103 GMBH,

by	/s/ Justin Stevens
	Name:	Justin Stevens
	Title:	Director

NAUTILUS HOLDINGS CANADA ULC,

by	/s/ Justin Stevens
	Name:	Justin Stevens
	Title:	Director

GENERAL ELECTRIC PLASTICS GMBH,

by	/s/ Justin Stevens
	Name:	Justin Stevens
	Title:	Director

GE BAYER SILICONES GMBH & CO. KG,

by	/s/ Justin Stevens
	Name:	Justin Stevens
	Title:	Director

GE QUARTZ EUROPE GMBH,

by	/s/ Justin Stevens
	Name:	Justin Stevens
	Title:	Director

GE BAYER SILICONES HOLDING GMBH,

by	/s/ Justin Stevens
	Name:	Justin Stevens
	Title:	Director

GE BAYER SILICONES VERWALTUNGS GMBH,

by	/s/ Justin Stevens
	Name:	Justin Stevens
	Title:	Director

GE BAYER SILICONES (SUISSE) SARL,

by	/s/ Justin Stevens
	Name:	Justin Stevens
	Title:	Director

MOMENTIVE PERFORMANCE MATERIALS JAPAN GK,

by	/s/ Justin Stevens
	Name:	Justin Stevens
	Title:	Director

GE TOSHIBA SILICONES GK,

by	/s/ Justin Stevens
	Name:	Justin Stevens
	Title:	Director

GE TOSHIBA SILICONES CO. LTD.,

by	/s/ Justin Stevens
	Name:	Justin Stevens
	Title:	Director

JPMORGAN CHASE BANK, N.A., as Administrative Agent,

by	/s/ Marian N. Shulman
	Name:	Marian N. Shulman
	Title:	Managing Director

Schedule I to the

Guarantee Agreement

SUBSIDIARY LOAN PARTIES

US GUARANTORS

MOMENTIVE PERFORMANCE MATERIALS WORLDWIDE INC.

GE QUARTZ, INC.

GE SILICONES LLC

MOMENTIVE PERFORMANCE MATERIALS CHINA SPV INC.

MOMENTIVE PERFORMANCE MATERIALS SOUTH AMERICA INC.

CANADIAN GUARANTORS

NAUTILUS HOLDINGS CANADA ULC

GERMAN GUARANTORS

GENERAL ELECTRIC PLASTICS GMBH

GE BAYER SILICONES GMBH & CO. KG

GE QUARTZ EUROPE GMBH

GE BAYER SILICONES HOLDING GMBH

GE BAYER SILICONES VERWALTUNGS GMBH

SWISS GUARANTORS

GE BAYER SILICONES (SUISSE) SARL

JAPANESE GUARANTORS

MOMENTIVE PERFORMANCE MATERIALS JAPAN GK

GE TOSHIBA SILICONES CO. LTD.

Exhibit I to the

Guarantee Agreement

SUPPLEMENT NO. [•] (this “Supplement”) dated as of [•], 20[•][•] to the Guarantee Agreement dated as of December 4, 2006 (the “Guarantee Agreement”), among MOMENTIVE PERFORMANCE MATERIALS HOLDINGS INC., a Delaware corporation (“Holdings”), MOMENTIVE PERFORMANCE MATERIALS INC., a Delaware corporation (“Intermediate Holdings”), MOMENTIVE PERFORMANCE MATERIALS USA INC., a Delaware corporation (the “U.S. Borrower”), BLITZ 06-103 GMBH, a company organized under the laws of Germany (the “German Borrower” and together with the U.S. Borrower, the “Borrowers”), each Subsidiary of Intermediate Holdings identified therein as a party (each, a “Subsidiary Loan Party” and along with Holdings, Intermediate Holdings and the Borrowers, the “Guarantors”) and JPMORGAN CHASE BANK, N.A., as administrative agent and collateral agent (in such capacities, the “Administrative Agent”) for the Secured Parties (as defined therein).

A. Reference is made to the Credit Agreement dated as of December 4, 2006 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among Holdings, Intermediate Holdings, the Borrowers, the Lenders party thereto from time to time, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent for the Lenders and the other parties thereto.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement or the Guarantee Agreement referred to therein, as applicable.

C. The Guarantors have entered into the Guarantee Agreement in order to induce the Lenders to make Loans and the Issuing Banks to issue Letters of Credit. Section 4.14 of the Guarantee Agreement provides that additional Subsidiaries of Intermediate Holdings may become Guarantors under the Guarantee Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Guarantor”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Guarantee Agreement in order to induce the Lenders to make additional Loans and the Issuing Banks to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Administrative Agent and the New Guarantor agree as follows:

SECTION 1. In accordance with Section 4.14 of the Guarantee Agreement, the New Guarantor by its signature below becomes a Guarantor under the

Guarantee Agreement with the same force and effect as if originally named therein as a Guarantor and the New Guarantor hereby (a) agrees to all the terms and provisions of the Guarantee Agreement applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a “Guarantor” in the Guarantee Agreement shall be deemed to include the New Guarantor. The Guarantee Agreement is hereby incorporated herein by reference.

SECTION 2. The New Guarantor represents and warrants to the Administrative Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3. The New Guarantor is a [company] duly [incorporated] under the law of [name of relevant jurisdiction]. [If applicable:] The guarantee of the New Guarantor giving a guarantee other than in respect of its Subsidiary is subject to the following limitations:

(a) If the New Guarantor is incorporated in [•] and is giving a guarantee other than in respect of its Subsidiary, those limitations set out in paragraph [•] of Section 2.07 of the Guarantee Agreement shall also apply in relation to the New Guarantor; and

(b) [if the New Guarantor is incorporated in any other jurisdiction, is giving a guarantee other than in respect of its Subsidiary and limitations other than those set out in Section 2.07 of the Guarantee Agreement are agreed in respect of the New Guarantor, insert guarantee limitation wording for relevant jurisdiction.]

SECTION 4. The New Guarantor confirms that no Default has occurred or would occur as a result of the New Guarantor becoming a Subsidiary Loan Party under the Guarantee Agreement.

SECTION 5. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Guarantor and the Administrative Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 6. Except as expressly supplemented hereby, the Guarantee Agreement shall remain in full force and effect.

SECTION 7. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 8. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 9. All communications and notices hereunder shall (except as otherwise expressly permitted by the Guarantee Agreement) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to the New Guarantor shall be given to it in care of Intermediate Holdings as provided in Section 9.01 of the Credit Agreement.

SECTION 10. The New Guarantor agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the fees, other charges and disbursements of counsel for the Administrative Agent.

IN WITNESS WHEREOF, the New Guarantor and the Administrative Agent have duly executed this Supplement to the Guarantee Agreement as of the day and year first above written.

[NAME OF NEW GUARANTOR],

by
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent,

by
Name:
Title:

[WITNESS:	][1]
Name:

[WITNESS:	][2]
Name:

[1]	If applicable.
[2]	If applicable.